EXHIBIT 99.3
RAYMOND JAMES FINANCIAL, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 1, 2022, Raymond James Financial, Inc (“Raymond James” or “RJF”) completed its acquisition of TriState Capital Holdings Inc. (“TriState Capital” or “TSC”), including its wholly owned subsidiaries, TriState Capital Bank and Chartwell Investment Partners, LLC (“Chartwell”), in a cash and stock merger transaction valued at $1.4 billion (the “Acquisition”). TriState Capital’s results of operations have been included in Raymond James’ results prospectively from the closing date of June 1, 2022. Refer to Note 3 of Raymond James’ June 30, 2022 Quarterly Report on Form 10-Q (“Form 10-Q”) for more information related to the Acquisition.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X (“Article 11”).

The Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended June 30, 2022 and the year ended September 30, 2021 give effect to the Acquisition as if it were completed on October 1, 2020, the first day of Raymond James’ fiscal year 2021. Raymond James and TriState Capital had different fiscal years within 93 days (September 30 and December 31, respectively). As a result, the Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 30, 2021 combines the historical audited Consolidated Statement of Income of Raymond James Financial, Inc. for the year ended September 30, 2021 and the historical audited Consolidated Statement of Income of TriState Capital Holdings, Inc. for the year ended December 31, 2021. TriState Capital’s historical unaudited statement of income for the period ended June 30, 2022 represents the eight months preceding the Acquisition and was prepared by adding the unaudited results for the two months ended May 31, 2022 (which is the date immediately preceding the Acquisition), the quarterly Unaudited Condensed Consolidated Statement of Income for the three months ended March 31, 2022 and the quarterly Unaudited Condensed Consolidated Statement of Income for the three months ended December 31, 2021. As a result of the Acquisition, TriState Capital’s results for the month of June 2022 are included in the Unaudited Condensed Consolidated Statement of Income of RJF. The unaudited pro forma condensed combined financial information prepared in accordance with Article 11 is not required to, and does not, include an unaudited pro forma condensed combined balance sheet because the Unaudited Condensed Consolidated Balance Sheet of RJF as of June 30, 2022, which was included in RJF’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed on August 8, 2022, already reflects the Acquisition.

The unaudited pro forma condensed combined financial information has been prepared for informational purposes only and is subject to the assumptions and uncertainties set forth in the notes thereto. The Unaudited Pro Forma Condensed Combined Statements of Income do not reflect the costs of any integration activities or benefits that may result from future cost savings due to revenue synergies, procurement savings or operational efficiency that may result from the Acquisition. The Unaudited Pro Forma Condensed Combined Statements of Income are not intended to represent or be indicative of the consolidated results of operations of the combined entity that would have been reported had the Acquisition been completed as of October 1, 2020, and should not be construed as representative of the future consolidated results of operations of the combined entity.

The unaudited pro forma condensed combined financial information should be read in conjunction with the following:

1.Unaudited Condensed Consolidated Financial Statements and accompanying Notes of Raymond James Financial, Inc., as filed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 with the United States Securities and Exchange Commission (“SEC”) on August 8, 2022;
2.Audited Consolidated Financial Statements and accompanying Notes of Raymond James Financial Inc., as filed in its Annual Report on Form 10-K for the year ended September 30, 2021 with the SEC on November 23, 2021;
3.Unaudited Condensed Consolidated Financial Statements and accompanying Notes of TriState Capital Holdings, Inc. as filed in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 with the SEC on May 9, 2022 (which is included as Exhibit 99.2 to this Current Report on Form 8-K/A); and
4.Audited Consolidated Financial Statements and accompanying Notes of Tristate Capital Holdings, Inc. as filed in its Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC on March 1, 2022 (which is included as Exhibit 99.1 to this Current Report on Form 8-K/A).

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
For the nine months ended June 30, 2022

	Historical
in millions, except per share amounts	RJF	TriState Capital	Pro Forma and/or Transaction Accounting Adjustments	Adjustment Explanations (Note 4)	Pro Forma Combined	(Note 5)
Revenues:
Asset management and related administrative fees	$4,273	$24	$—		$4,297
Brokerage revenues:
Securities commissions	1,232	—	—		1,232
Principal transactions	403	13	—		416
Total brokerage revenues	1,635	13	—		1,648
Account and service fees	567	—	—		567
Investment banking	883	—	—		883
Interest income	841	187	53	(4a) (4b)	1,081
Other	108	6	—		114
Total revenues	8,307	230	53		8,590
Interest expense	(135)	(43)	2	(4a) (4c)	(176)
Net revenues	8,172	187	55		8,414
Non-interest expenses:
Compensation, commissions and benefits	5,570	64	4	(4d)	5,638
Non-compensation expenses:
Communications and information processing	368	13	—		381
Occupancy and equipment	186	4	—		190
Business development	127	5	—		132
Investment sub-advisory fees	116	—	—		116
Professional fees	93	18	—		111
Bank loan provision/(benefit) for credit losses	66	6	(26)	(4e)	46
Other	240	19	1	(4e) (4f) (4g)	260
Total non-compensation expenses	1,196	65	(25)		1,236
Total non-interest expenses	6,766	129	(21)		6,874
Pre-tax income	1,406	58	76		1,540
Provision for income taxes	336	10	19	(4h)	365
Net income	1,070	48	57		1,175
Preferred stock dividends	2	8	(2)	(4i)	8
Net income available to common shareholders	$1,068	$40	$59		$1,167

Earnings per common share – basic	$5.12				$5.40
Earnings per common share – diluted	$4.99				$5.27
Weighted-average common shares outstanding – basic	208.1				215.2	(5)
Weighted-average common and common equivalent shares outstanding – diluted	213.5				220.6	(5)

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
For the twelve months ended September 30, 2021

	Historical
in millions, except per share amounts	RJF (Note 2)	TriState Capital Reclassified (Note 2)	Pro Forma and/or Transaction Accounting Adjustments	Adjustment Explanations (Note 4)	Pro Forma Combined	(Note 5)
Revenues:
Asset management and related administrative fees	$4,868	$37	$—		$4,905
Brokerage revenues:
Securities commissions	1,651	—	—		1,651
Principal transactions	561	14	—		575
Total brokerage revenues	2,212	14	—		2,226
Account and service fees	635	—	—		635
Investment banking	1,143	—	—		1,143
Interest income	823	232	81	(4b)	1,136
Other	229	8	—		237
Total revenues	9,910	291	81		10,282
Interest expense	(150)	(52)	1	(4c)	(201)
Net revenues	9,760	239	82		10,081
Non-interest expenses:
Compensation, commissions and benefits	6,584	84	7	(4d)	6,675
Non-compensation expenses:
Communications and information processing	429	17	—		446
Occupancy and equipment	232	4	—		236
Business development	111	8	—		119
Investment sub-advisory fees	130	—	—		130
Professional fees	122	12	—		134
Bank loan provision/(benefit) for credit losses	(32)	1	26	(4e)	(5)
Losses on extinguishment of debt	98	—	—		98
Other	295	22	21	(4e) (4f) (4g)	338
Total non-compensation expenses	1,385	64	47		1,496
Total non-interest expenses	7,969	148	54		8,171
Pre-tax income	1,791	91	28		1,910
Provision for income taxes	388	13	7	(4h)	408
Net income	$1,403	$78	$21		$1,502
Preferred stock dividends	—	12	(4)	(4i)	8
Net income available to common shareholders	$1,403	$66	$25		$1,494

Earnings per common share – basic	$6.81				$6.96
Earnings per common share – diluted	$6.63				$6.79
Weighted-average common shares outstanding – basic	205.7				213.7	(5)
Weighted-average common and common equivalent shares outstanding – diluted	211.2				219.2	(5)

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Condensed Combined Statements of Income have been prepared in accordance with Article 11. Raymond James’ fiscal year end is September 30, and TriState Capital’s fiscal year end is December 31. The Unaudited Pro Forma Condensed Combined Statements of Income give effect to the Acquisition as if it were completed on October 1, 2020, the first day of Raymond James’ fiscal year 2021.

The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 30, 2021 combines the historical audited Consolidated Statement of Income of Raymond James Financial, Inc. for the year ended September 30, 2021 and the historical audited Consolidated Statement of Income of TriState Capital Holdings, Inc. for the year ended December 31, 2021. TriState Capital’s historical unaudited statement of income for the period ended June 30, 2022 represents the eight months preceding the Acquisition and was prepared by adding the unaudited results for the two months ended May 31, 2022 (which is the date immediately preceding the Acquisition), the quarterly Unaudited Condensed Consolidated Statement of Income for the three months ended March 31, 2022 and the quarterly Unaudited Condensed Consolidated Statement of Income for the three months ended December 31, 2021. Therefore, TriState Capital’s historical three months ended December 31, 2021 are included in both the annual and interim Unaudited Pro Forma Condensed Combined Statements of Income. Total revenues and net income for TriState Capital’s three months ended December 31, 2021 were $80 million and $23 million, respectively. As a result of the Acquisition, TriState Capital’s results for the month of June are included in the Unaudited Condensed Consolidated Statement of Income of RJF.

The Acquisition has been accounted for under the Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). Under ASC 805, the total consideration transferred was calculated as described in Note 3 of Raymond James’ June 30, 2022 Form 10-Q.

The unaudited pro forma financial information has been prepared in a manner consistent with the accounting policies adopted by Raymond James. Refer to Note 2 of Raymond James’ June 30, 2022 Form 10-Q for information on RJF’s significant accounting policies.

As discussed in Note 2, certain reclassifications were made to align Raymond James and TriState Capital’s financial statement presentation.

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 2 - RECLASSIFICATIONS

Certain reclassifications were made to TriState Capital’s historical consolidated statements of income in order to align TriState Capital’s presentation with that of Raymond James. Additionally, certain reclassifications were made to the Raymond James historical audited consolidated statement of income for the year ended September 30, 2021 to conform with Raymond James financial statement presentation in its most recent June 30, 2022 Form 10-Q.

The following table presents TriState Capital’s Reclassified Historical Unaudited Condensed Consolidated Statement of Income for the period ended June 30, 2022:

		For the Period Ended June 30, 2022
Presentation in TSC Historical Consolidated Financial Statements ($ in millions)	Presentation in Unaudited Pro Forma Condensed Combined Financial Statements	TSC Pre-Reclassifications	Reclassified Amounts	TSC as Reclassified
Interest income - interest-earning deposits	Interest income	$1	$—	$1
Interest income - investments	Interest income	16	—	16
Interest income - loans and leases	Interest income	170	—	170
Bank owned life insurance income	Other income	2	—	2
Service charges on deposits	Other income	1	—	1
Commitment and other loan fees	Other income	2	—	2
Net gain on the sale and call of debt securities	Other income	1		1
Swap fees	Brokerage revenue - principal transactions	13	—	13
Interest expense - borrowings	Interest expense	(9)	—	(9)
Interest expense - deposits	Interest expense	(34)	—	(34)
Investment management fees	Asset management and related administrative fees	24	—	24
Compensation and employee benefits		(65)	65	—
	Compensation, commissions and benefits	—	(64)	(64)
	Other expenses	—	(1)	(1)
FDIC insurance expense	Other expenses	(5)	—	(5)
General insurance expense	Other expenses	(1)	—	(1)
Intangible amortization expense	Other expenses	(1)	—	(1)
Marketing and advertising	Business development	(2)	—	(2)
Other operating expenses		(12)	12	—
	Business development	—	(1)	(1)
	Communication and information processing	—	(1)	(1)
	Other expenses	—	(9)	(9)
	Professional fees	—	(1)	(1)
Premises and equipment expense		(5)	5	—
	Communication and information processing	—	(1)	(1)
	Occupancy and equipment	—	(4)	(4)
Professional fees	Professional fees	(17)	—	(17)
State capital shares tax	Other expenses	(2)	—	(2)
Technology and data services	Communication and information processing	(11)	—	(11)
Travel and entertainment expense	Business development	(2)	—	(2)
Provision for credit losses	Bank loan provision/(benefit) for credit loss	(6)	—	(6)
Income tax expense	Provision for income taxes	(10)	—	(10)
Preferred stock dividends	Preferred stock dividends	(8)	—	(8)
Net income available to common shareholders		$40	$—	$40

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following table presents TriState Capital’s Reclassified Historical Consolidated Statement of Income for the twelve-month period ended December 31, 2021:

		Twelve Months Ended December 31, 2021
Presentation in TSC Historical Consolidated Financial Statements ($ in millions)	Presentation in Unaudited Pro Forma Condensed Combined Financial Statements	TSC Pre-Reclassifications	Reclassified Amounts	TSC as Reclassified
Interest income - interest-earning deposits	Interest income	$1	$—	$1
Interest income - investments	Interest income	16	—	16
Interest income - loans and leases	Interest income	215	—	215
Bank owned life insurance income	Other income	2	—	2
Other income	Other income	3	—	3
Service charges on deposits	Other income	1	—	1
Commitment and other loan fees	Other income	2	—	2
Swap fees	Brokerage revenue - principal transactions	14	—	14
Interest expense - borrowings	Interest Expense	(10)	—	(10)
Interest expense - deposits	Interest Expense	(42)	—	(42)
Investment management fees	Asset management and related administrative fees	37	—	37
Compensation and employee benefits		(85)	85	—
	Compensation, commissions and benefits	—	(84)	(84)
	Other expenses	—	(1)	(1)
FDIC insurance expense	Other expenses	(5)	—	(5)
General insurance expense	Other expenses	(1)	—	(1)
Intangible amortization expense	Other expenses	(2)	—	(2)
Marketing and advertising	Business development	(4)	—	(4)
Other operating expenses		(13)	13	—
	Business development	—	(1)	(1)
	Communication and information processing	—	(1)	(1)
	Other expenses	—	(10)	(10)
	Professional fees	—	(1)	(1)
Premises and equipment expense		(5)	5	—
	Communication and information processing	—	(1)	(1)
	Occupancy and equipment	—	(4)	(4)
Professional fees	Professional fees	(11)	—	(11)
State capital shares tax	Other expenses	(3)	—	(3)
Technology and data services	Communication and information processing	(15)	—	(15)
Travel and entertainment expense	Business development	(3)	—	(3)
Provision (credit) for credit losses	Bank loan provision/(benefit) for credit loss	(1)	—	(1)
Income tax expense	Provision for income taxes	(13)	—	(13)
Preferred stock dividends	Preferred stock dividends	(12)	—	(12)
Net income available to common shareholders		$66	$—	$66

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Beginning with RJF’s fiscal third quarter of 2022, RJF reclassified acquisition-related expenses which were previously reported in “Acquisition-related expenses” on our Condensed Consolidated Statements of Income and Comprehensive Income to the respective income statement line items that align with the nature of the expense, including reclassifications to “Compensation, commissions, and benefits,” “Professional fees,” or “Other” expenses, as appropriate. The following table presents certain reclassifications necessary to make the presentation of Raymond James Historical Consolidated Statement of Income for the year ended September 30, 2021 conform with the financial statement presentation in the June 30, 2022 Form 10-Q.

		Year Ended September 30, 2021
Presentation in RJF Historical Consolidated Financial Statements ($ in millions)	Presentation in Unaudited Pro Forma Condensed Combined Financial Statements	RJF Pre-Reclassifications	Reclassified Amounts	RJF as Reclassified
Acquisition and disposition-related expenses		$19	$(19)	$—
	Compensation, commissions and benefits	—	1	1
	Professional fees	—	10	10
	Other	—	8	8
		$19	$—	$19

NOTE 3 - CONSIDERATION TRANSFERRED AND FAIR VALUE ESTIMATE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

RJF accounted for the completed Acquisition as a business combination in accordance with GAAP. Accordingly, the purchase price attributable to the Acquisition was allocated to the assets acquired and liabilities assumed based on their estimated fair values. Refer to Note 3 of the Raymond James’ June 30, 2022 Form 10-Q for information on the purchase consideration, fair value estimates of the assets acquired and liabilities assumed, and resulting goodwill as of the June 1, 2022 acquisition date.

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 4 - ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF INCOME

Pro forma accounting adjustments related to the Acquisition in the accompanying Unaudited Pro Forma Condensed Combined Statements of Income are as follows:

(4a) Represents the elimination of interest income recorded by Raymond James and interest expense recorded by TriState Capital in the historical results of income related to a pre-acquisition $125 million par value debt security ($123 million fair value on the closing date) that was effectively settled upon closing of the Acquisition.

(4b) Represents the adjustments to interest income to eliminate TriState Capital’s historical amortization of net premiums on pre-closing date acquired loans and investments of $11 million and $18 million for the nine months ended June 30, 2022 and year ended September 30, 2021, respectively, and to record the estimated accretion of the discount resulting from the fair value determination as of the acquisition date on loans and investments of $43 million and $63 million for the nine months ended June 30, 2022 and year ended September 30, 2021, respectively.

(4c) Represents the adjustment to interest expense for the estimated accretion of the discount on the acquisition date deposits and other borrowings of $1 million for the period ended June 30, 2022 and $1 million for the year ended September 30, 2021.

(4d) Represents new retention-related compensation arrangements executed with certain employees of TriState Capital in connection with the Acquisition, resulting in increased compensation expense of $4 million for the nine months ended June 30, 2022 and $7 million for the year ended September 30, 2021.

(4e) The initial provision for credit losses on loans and lending commitments acquired in the Acquisition is $26 million (included in “Bank loan provision/(benefit) for credit losses”) and $5 million (included in “Other” expenses). Adjustments reflect those required to record them in the year ended September 30, 2021 to reflect the Acquisition as if it had occurred on October 1, 2020.

(4f) Represents the net increase in intangible amortization expense as a result of the fair value determination of intangible assets and the removal of historical amortization of $1 million and $2 million for the period ended June 30, 2022 and year ended September 30, 2021 associated with intangible assets previously recorded by TriState Capital. Refer to Note 3 of the Raymond James’ June 30, 2022 Form 10-Q for information on the estimated fair values as of the June 1, 2022 acquisition date and useful lives of acquired intangibles for TriState Capital, which are being amortized using a straight-line method.

(4g) Includes the removal of a $3 million loss on the pre-acquisition debt instrument mentioned in item 4(a) above where such loss reflects the difference between the par value of the instrument and its fair value at the Acquisition date as well as adjusting accrued interest income recorded in the period ended June 30, 2022. This amount was recorded in the year ended September 30, 2021 to reflect the Acquisition as if it had occurred on October 1, 2020.

(4h) Represents the income tax expense related to the pro forma transaction accounting adjustments made to the Unaudited Pro Forma Condensed Combined Statements of Income based on the RJF statutory rate of 25% and 24% for the nine months ended June 30, 2022 and year ended September 30, 2021, respectively.

(4i) Represents the removal of TriState Capital’s historical preferred dividends on the Series C Convertible Preferred Stock which were cash settled on the closing date as part of the Acquisition.

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 5 - EARNINGS PER SHARE

The pro forma earnings per common share is computed by dividing combined pro forma net income available to common shareholders (less allocation of earnings and dividends to participating securities) by pro forma weighted-average common shares outstanding (basic or diluted as applicable). The pro forma weighted-average common shares outstanding is based on Raymond James’ historical weighted-average common shares adjusted for the issuance of 8.0 million shares of common stock to the TriState Capital stockholders, assuming the Acquisition occurred on October 1, 2020. As part of the Acquisition, approximately 551 thousand participating restricted stock awards (“TriState Capital RSAs”) were issued to certain TriState Capital employees. The pro forma allocation of earnings and dividends to participating securities in the table below represents dividends paid during the period to participating securities, including the TriState Capital RSAs, plus an allocation of undistributed earnings to such participating securities. Undistributed earnings are allocated to participating securities based upon their right to share in earnings if all earnings for the period had been distributed.

The following table sets forth a reconciliation of the weighted-average common shares outstanding used to compute pro forma basic and diluted earnings per share.

Pro forma basic weighted average shares (in millions, except per share amounts)	For the nine months ended June 30, 2022		For the year ended September 30, 2021
Combined pro forma net income available to RJF common shareholders	$1,167		$1,494
Less pro forma allocation of earnings and dividends to participating securities	4		6
Combined pro forma net income available to common shareholders, less allocation of earnings and dividends to participating securities:	$1,163		$1,488

Historical RJF weighted average shares outstanding – basic	208.1		205.7
Impact of RJF common shares issued to TriState shareholders pursuant to the merger on this computation	7.1	(i)	8.0
Pro forma weighted average shares – basic	215.2		213.7
Pro forma basic EPS	$5.40		$6.96

Pro forma diluted weighted average shares (in millions, except per share amounts)	For the nine months ended June 30, 2022		For the year ended September 30, 2021
Combined pro forma net income available to RJF common shareholders	$1,167		$1,494
Less pro forma allocation of earnings and dividends to participating securities	4		6
Combined pro forma net income available to common shareholders, less allocation of earnings and dividends to participating securities:	$1,163		$1,488

Historical RJF weighted average shares outstanding – diluted	213.5		211.2
Impact of RJF common shares issued to TriState shareholders pursuant to the merger on this computation	7.1	(i)	8.0
Pro forma weighted average shares – diluted	220.6		219.2
Pro forma diluted EPS	$5.27		$6.79

(i) Because these shares were issued on June 1, 2022, they have been outstanding and included for one month in RJF's historical weighted average shares outstanding for the nine months ended June 30, 2022. Therefore, the number of common shares issued to TriState Capital shareholders is calculated by multiplying the total number of common shares issued of 8.0 million by 8 months / 9 months.

RAYMOND JAMES FINANCIAL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 6 - TRANSACTION COSTS

Raymond James and TriState Capital each incurred certain nonrecurring charges in connection with the Acquisition which are reflected in their respective historical consolidated statements of income, which are not adjusted in these pro-forma presentations. These costs consist primarily of legal and professional fees. These costs will not continue to be incurred after the closing date and therefore will not adversely affect the combined company’s statements of income beyond twelve months after the Acquisition. There are no material transaction costs related to the Acquisition expected to be incurred after June 30, 2022 that would trigger a pro forma adjustment. The following table sets forth the Acquisition related transaction costs incurred and the tax effects for both Raymond James and TriState Capital.

	Pro Forma Interim Period		Pro Forma Annual Period
$ in millions	RJF	TSC	RJF	TSC

Acquisition related costs incurred:
Compensation, commissions and benefits	$2	$—	$—	$—
Professional fees	6	12	2	3
Other expenses	1	—	—	—
Total acquisition related transaction costs	$9	$12	$2	$3
RJF statutory tax rate	25%	25%	24%	24%
Tax effect	$(2)	$(3)	$—	$(1)
Total acquisition related transaction costs, net of tax	$7	$9	$2	$2